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                                                                    Exhibit 10.3

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

     THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement"), is entered into as of April 14, 2003, among THE PANTRY, INC., a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower (individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrower, individually an "Obligor" and collectively the "Obligors") and WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent under the Credit Agreement referred to below (in such capacity, the "Administrative Agent") for the several banks and other financial institutions as may from time to time become parties to such Credit Agreement (individually a "Secured Party" and collectively the "Secured Parties").

                                    RECITALS

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of January 28, 1999 (as amended, modified, extended, renewed or replaced, the "Existing Credit Agreement"), among the Borrower, the lenders party thereto, and the Administrative Agent, the Secured Parties agreed to make loans and issue letters of credit upon the terms and subject to the conditions set forth therein;

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among the Borrower, the Guarantors, the Secured Parties party thereto, and the Administrative Agent, the Secured Parties have agreed to refinance the Existing Credit Agreement and make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein;

     WHEREAS, in connection with the Existing Credit Agreement, the Borrower entered into that certain Company Security Agreement dated as of October 23, 1997 and certain of the Guarantors entered into those certain Subsidiary Security Agreements and Subsidiary Trademark Security Agreements each dated as of January 28, 1999 (as amended, modified, extended, renewed or replaced, the "Existing Security Agreements"); and

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Secured Parties to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Obligors shall have executed and delivered this Security Agreement (which amends and restates the Existing Security Agreements) to the Administrative Agent for the ratable benefit of the Secured Parties.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

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     1.   Definitions.

          (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of New York (the "UCC") are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claims, Consumer Goods, Control, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Manufactured Homes, Proceeds, Securities Intermediary, Security Entitlement, Software, Supporting Obligations and Tangible Chattel Paper. For purposes of this Security Agreement, (i) the term "Secured Party" shall include (X) any Affiliate of any Secured Party which has entered into a Hedging Agreement with any Obligor and (Y) any Person that was a Secured Party (or an Affiliate of a Secured Party) under the Credit Agreement at the time it entered into a Hedging Agreement that has ceased to be a Secured Party under the Credit Agreement, and (ii) the term "Hedging Agreement" shall mean any Hedging Agreement between any Secured Party and any Obligor that is permitted by the terms of the Credit Agreement.

          (b) In addition, the following term shall have the following meaning:

          "Secured Obligations": (a) all of the Credit Party Obligations, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several and (b) all expenses and charges, legal and otherwise, incurred by the Administrative Agent and/or the Secured Parties in collecting or enforcing any Credit Party Obligations or in realizing on or protecting any security therefor, including without limitation the security granted hereunder.

     2.   Grant of Security Interest in the Collateral.

          (a) To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

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               (i)  all Accounts;

               (ii) all cash and Cash Equivalents;

               (iii) all Chattel Paper;

               (iv) those certain Commercial Tort Claims set forth on Schedule
                    2(a) attached hereto (as such Schedule may be updated from time to time by the Obligors);

               (v)  all Copyright Licenses;

               (vi) all Copyrights;

               (vii) all Deposit Accounts;

               (viii) all Documents;

               (ix) all Equipment;

               (x)  all Fixtures;

               (xi) all General Intangibles;

               (xii) all Goods;

               (xiii) all Instruments;

               (xiv) all Inventory;

               (xv) all Investment Property;

               (xvi) all Letter-of-Credit Rights;

               (xvii) all Material Contracts and all such other agreements, contracts, leases, licenses, tax sharing agreements or hedging arrangements now or hereafter entered into by an Obligor, as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including without limitation, (A) all rights of an Obligor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (B) all rights of an Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (C) claims of an Obligor for damages arising out of or

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                    for breach of or default under the Assigned Agreements and
                    (D) the right of an Obligor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

               (xviii) all Patent Licenses;

               (xix) all Patents;

               (xx) all Payment Intangibles;

               (xxi) all Trademark Licenses;

               (xxii) all Trademarks;

               (xxiii) all Software;

               (xxiv) all Supporting Obligations;

               (xxv) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

               (xxvi) all other personal property of any kind or type whatsoever owned by such Obligor; and

               (xxvii) to the extent not otherwise included, all Accessions,
                    Proceeds and products of any and all of the foregoing.

               Notwithstanding the foregoing, nothing in this Section 2 or otherwise in this Security Agreement shall constitute a grant by any Obligor of a security interest in any contract, document, instrument, general intangible, lease, license or other right of any kind to the extent such agreement was entered into prior to the date of this Security Agreement and to the extent such a grant of a security interest would, after giving effect to the provisions of subsections 9-406, 9-407 and 9-408 of the UCC, constitute a breach or violation of any term thereof.

          (b) The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations,

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     whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Intellectual Property.

     3.   Provisions Relating to Accounts, Contracts and Agreements.

          (a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Subject to Section 2(a), the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

     4. Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that so long as any of the Secured Obligations remain outstanding (other than contingent indemnity or reimbursement obligations) or any Credit Document or Hedging Agreement is in effect, and until all of the Commitments shall have been terminated:

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          (a) Chief Executive Office; Books & Records; Legal Name; State of
     Formation. As of the Closing Date, each Obligor's chief executive office and chief place of business are (and for the prior four months has been) located at the locations set forth on Schedule 3.5-3 to the Credit Agreement and as of the Closing Date each Obligor keeps its books and records at such locations. As of the Closing Date, each Obligor's exact legal name is as shown in this Security Agreement and its state of formation is (and for the prior four months has been) the location set forth on Schedule 3.1-1 to the Credit Agreement. No Obligor has in the four months preceding the Closing Date changed its name, been party to a merger, consolidation or other change in structure or used any tradename not disclosed on Schedule 4(a) attached hereto.

          (b) Location of Tangible Collateral. The location of all tangible Collateral owned by each Obligor is set forth in the Perfection Certificate delivered in accordance with the Credit Agreement.

          (c) Ownership. Each Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

          (d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing, the granting of Control to the Administrative Agent or otherwise, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or otherwise under the UCC or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, free and clear of all Liens except for Permitted Liens.

          (e) Consents. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office or (iii) obtaining Control to perfect the Liens created by this Security Agreement, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Obligor), is required (A) for the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Obligor or (B) for the perfection of such security interest or the exercise by the Administrative Agent of the rights and remedies provided for in this Security Agreement.

          (f) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber (as used in the UCC).

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

          (g) Accounts. With respect to the Accounts of the Obligors: (i) to the extent an Account arises out of goods sold and/or services furnished, (A) the goods sold and/or services furnished giving rise to each Account, are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Administrative Agent herein and Permitted Liens and (B) such Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by an Obligor or for services actually rendered by an Obligor, which transaction was conducted in the ordinary course of the Obligor's business or otherwise permitted by the Credit Agreement; (ii) no Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper, except (x) those representing an obligation of less than $50,000, or (y) as to which notice has been given to the Administrative Agent and at the request of Administrative Agent, the same has been endorsed over and delivered to, or submitted to the Control of the Administrative Agent; (iii) each Account and the papers and documents of the applicable Obligor relating thereto are genuine and in all material respects what they purport to be; (iv) the amount of each Account as shown on the applicable Obligor's books and records, and on all invoices and statements which may be delivered to the Administrative Agent with respect thereto, is due and payable to the applicable Obligor and is not in any way contingent; (v) no Account is evidenced by judgment, there are no set-offs, counterclaims or disputes existing or asserted with respect to any Account that in the aggregate could reasonably be expected to have a Material Adverse Effect, and no Obligor has made any agreement with any account debtor for any deduction from any Account except for deductions made in the ordinary course of its business; (vi) there has been no development or event which individually or in the aggregate has had or could be reasonably expected to have an adverse effect on the validity or enforcement of any Account or tend to reduce the amount payable thereunder as shown on the applicable Obligor's books and records and all invoices and statements delivered to the Administrative Agent with respect thereto, which development or event could reasonably be expected to have a Material Adverse Effect; and (vii) the right to receive payment under each Account is assignable except where the account debtor with respect to such Account is the United States government or any State government or any agency, department or instrumentality thereof, to the extent the assignment of any such right to payment is prohibited or limited by applicable law, regulations, administrative guidelines or contract.

          (h) Inventory. Except as set forth on Schedule 4 attached hereto, no Inventory of an Obligor is held by a third party pursuant to consignment, sale or return, sale on approval or similar arrangement.

          (i) Intellectual Property.

               (i) Schedule 3.21 to the Credit Agreement includes all Intellectual Property owned by the Obligors as of the date hereof.

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               (ii) All Intellectual Property owned by each Obligor i is valid, subsisting, unexpired, enforceable and has not been abandoned, and each Obligor is legally entitled to use each of its tradenames.

               (iii) Except as set forth in Schedule 3.21 to the Credit Agreement, none of the Intellectual Property owned by the Obligors is the subject of any licensing or franchise agreement.

               (iv) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property of the Obligors.

               (v) To the knowledge by each Obligor no action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property of the Obligors, or which, if adversely determined, would have a material adverse effect on the value of any such Intellectual Property.

               (vi) All filed applications pertaining to the Intellectual Property of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.

               (vii) No Obligor has made any assignment or agreement in conflict with the security interest of the Administrative Agent in the Intellectual Property of each Obligor hereunder.

          (j) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper evidencing or constituting Collateral are, to the Obligors' knowledge, complete, valid, and genuine.

          (k) Equipment. With respect to each Obligor's Equipment: (i) such Obligor has good and marketable title thereto; and (ii) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted, and is suitable for the uses to which it is customarily put in the conduct of such Obligor's business.

     5. Covenants. Each Obligor covenants that, so long as any of the Secured Obligations remain outstanding (other than contingent indemnity or reimbursement obligations) or any Credit Document or Hedging Agreement is in effect, and until all of the Commitments shall have been terminated, such Obligor shall:

          (a) Other Liens. Defend the Collateral against the claims and demands of all other parties claiming an interest therein and keep the Collateral free from all Liens, except for Permitted Liens. If an Obligor proposes to obtain financing permitted under Section 6.1(c) of the Credit Agreement with respect to any asset acquired after the

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     Closing Date (a "Purchase Money Financing"), the Administrative Agent will either (i) with respect to such asset, subordinate the Lien and security interest created hereunder to the Lien securing the Purchase Money Financing by a subordination agreement reasonably acceptable to the Administrative Agent and the provider thereof or (ii) if the Obligor has not been able, after reasonable effort, to get the provider of such Purchase Money Financing to agree to subordination, the Administrative Agent will release the Lien and security interest granted hereunder in such asset.

          (b) Sales and Sale and Lease-Backs of Collateral. Neither the Administrative Agent nor any Secured Party authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement; provided that in the event the Obligor makes an asset sale or sale and lease-back transaction permitted by the Credit Agreement and the assets subject to such asset sale or sale and lease-back transaction constitute Collateral, the Administrative Agent shall release the Collateral that is the subject of such asset sale to the Obligor free and clear of any Lien and security interest under this Security Agreement or any other Credit Document concurrently with the consummation of such asset sale or sale and lease-back transaction.

          (c) Preservation of Collateral. Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted; not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable Requirement of Law; not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Administrative Agent has a valid, perfected and first priority security interest for the benefit of the Secured Parties in such real or personal property; and not, without the prior written consent of the Administrative Agent, alter or remove any identifying symbol or number on its Equipment.

          (d) Possession or Control of Certain Collateral. If (i) any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Tangible Chattel Paper or Supporting Obligation or (ii) if any Collateral shall be stored or shipped subject to a Document or (iii) if any Collateral shall consist of Investment Property in the form of certificated securities, in the case of either clause (i) or
     (ii), in an amount of $50,000 or more, immediately notify the Administrative Agent of the existence of such Collateral and, upon the request of the Administrative Agent, deliver such Instrument, Chattel Paper, Supporting Obligation, Document or Investment Property to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement. If any Collateral shall consist of Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights or uncertificated Investment Property, execute and deliver (and, with respect to any Collateral consisting of uncertificated Security Entitlements or Investment Property, cause the Securities Intermediary or the issuer, as applicable, with respect to such Investment Property to execute and deliver) to the Administrative Agent all control agreements, assignments,

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     instruments or other documents as reasonably requested by the
     Administrative Agent for the purposes of obtaining and maintaining Control of such Collateral.

          (e) Changes in Corporate Structure or Location. Not, without providing 10 days prior written notice to the Administrative Agent and without filing (or confirming that the Administrative Agent has filed) such financing statements and amendments to any previously filed financing statements as the Administrative Agent may require, (i) alter its corporate existence,
     (ii) change its state of incorporation or formation or the location where it maintains its books and records or (iii) change its registered corporate name.

          (f) Inspection. Allow the Administrative Agent or its representatives to visit and inspect the Collateral as set forth in Section 5.5 of the Credit Agreement.

          (g) Perfection of Security Interest. Mark its books and records to reflect the security interest of the Administrative Agent in the Collateral. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. To the extent permitted by applicable law, each Obligor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Obligor wherever the Administrative Agent may reasonably determine is appropriate. Each Obligor shall also execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder are perfected, including (A) such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Schedule 5(f)(i) attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(ii) attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 5(f)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Obligor hereby irrevocably makes, constitutes and appoints the Administrative

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     Agent, its nominee or any other person whom the Administrative Agent may designate, as such Obligor's attorney-in-fact with full power and for the limited purpose to sign in the name of such Obligor any notices or any similar documents which in the Administrative Agent's reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement (to the extent the obligations of such Obligor thereunder constitute Secured Obligations) is in effect, and until all of the Commitments shall have terminated. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Obligor or any part thereof, or to any of the Secured Obligations, such Obligor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent in its reasonable discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if an Obligor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Obligor pursuant to the power of attorney granted hereinabove).

          (h) Collateral Held by Warehouseman, Bailee, etc. If any Collateral with a book value of $1,000,000 or more is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, (i) notify the Administrative Agent of such possession, (ii) notify such Person of the Administrative Agent's security interest for the benefit of the Secured Parties in such Collateral, (iii) instruct such Person to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions and (iv) obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

          (i) Treatment of Accounts. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.

          (j) Covenants Relating to Inventory.

               (i) Maintain, keep and preserve its Inventory in good salable condition at its own cost and expense, subject to policies and procedures relating to obsolete, defective, damaged, or slow-moving items and items held for return that are normal and customary in the ordinary course of any Obligor's business.

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               (ii) Comply with all reporting requirements set forth in the
          Credit Agreement with respect to Inventory.

               (iii) If any of the Inventory with a book value in excess of $100,000 is at any time evidenced by a document of title, immediately upon request by the Administrative Agent, deliver such document of title to the Administrative Agent.

          (k)  Covenants Relating to Copyrights.

               (i) Employ the Copyright for each material Work with such notice of copyright as may be required by law to secure copyright protection.

               (ii) Not do any act or knowingly omit to do any act whereby any Copyright may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any Copyright material to the conduct of its business may become injected into the public domain; (B) notify the Administrative Agent immediately if it knows, or has reason to know, that any Copyright material to the conduct of its business may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States or any other country) regarding an Obligor's ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Copyright owned by an Obligor, which any Obligor reasonably determines are material to the conduct of its business, including, without limitation, filing of applications for renewal where necessary; and
          (D) promptly notify the Administrative Agent of any material infringement of any Copyright of an Obligor of which it becomes aware (with respect to Copyrights that an Obligor reasonably determines is material to the conduct of its business) and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

               (iii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder.

          (l)  Covenants Relating to Patents and Trademarks.

               (i) (A) Continue to use each Trademark, which any Obligor reasonably determines is material to the conduct of its business, in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark may become invalidated.

               (ii) Not do any act, or omit to do any act, whereby any Patent, which any Obligor reasonably determines is material to the conduct of its business, may become abandoned or dedicated.

               (iii) Promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark material to the conduct of its business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding an Obligor's ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.

               (iv) Whenever an Obligor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Obligor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, an Obligor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Secured Parties' security interest in any Patent or Trademark and the goodwill and General Intangibles of such Obligor relating thereto or represented thereby.

               (v) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application, to obtain the relevant registration and to maintain each registration of the Patents and Trademarks, which any Obligor reasonably determines is material to the conduct of its business, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

               (vi) Promptly notify the Administrative Agent and the Secured Parties after it learns that any Patent or Trademark included in the Collateral, which any

          Obligor reasonably determines is material to the conduct of its business, is infringed, misappropriated or diluted by a third party and, if such Patent or Trademark is necessary or desirable for the conduct of any Obligor's business and if consistent with good business judgment, then promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

               (vii) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of any Obligor hereunder.

          (m) New Patents, Copyrights and Trademarks. Promptly provide the Administrative Agent with (i) a listing of all applications, if any, for new Copyrights, Patents or Trademarks (together with a listing of the issuance of registrations or letters on present applications) which new applications and issued registrations of letters shall be subject to terms and conditions hereunder, and (ii) (A) with respect to Copyrights, a duly executed Notice of Grant of Security Interest in Copyrights, (B) with respect to Patents, a duly executed Notice of Grant of Security Interest in Patents, (C) with respect to Trademarks, a duly executed Notice of Grant of Security Interest in Trademarks or (D) such other duly executed documents as the Administrative Agent may request in a form acceptable to counsel for the Administrative Agent and suitable for recording to evidence the security interest in the Copyright, Patent or Trademark which is the subject of such new application.

          (n) Commercial Tort Claims; Notice of Litigation. (i) Promptly forward to the Administrative Agent written notification of any and all Commercial Tort Claims of any Obligor, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting such Obligor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Administrative Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Administrative Agent's security interest in any Commercial Tort Claims.

          (o) Fixtures. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property (except real property in which the Administrative Agent has a valid, perfected and first priority security interest) in a manner which would change its nature from personal property to real property or a Fixture.

          (p) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement. Subject to the provisions of the Credit Agreement, all insurance proceeds shall be subject to the security interest of the Administrative Agent hereunder.

          (q) New Licenses and Leases. Use its commercially reasonable best efforts to ensure that any material license or any material lease obtained or entered into by such Obligor after the Closing Date does not contain legally enforceable restrictions on the granting of a security interest therein.

     6. License of Patents, Trademarks, Copyrights, etc. The Obligors hereby assign, transfer and convey to the Administrative Agent, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all Trademarks, tradenames, Copyrights, Patents or technical processes owned or, to the extent this license can be granted without violation of the Obligor's license thereof, used by any Obligor that relate to the Collateral and any other collateral granted by the Obligors as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Administrative Agent to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Administrative Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Obligors.

     7. Special Provisions Regarding Inventory. Notwithstanding anything to the contrary contained in this Security Agreement, each Obligor may, unless and until an Event of Default occurs and is continuing and the Administrative Agent instructs such Obligor otherwise, without further consent or approval of the Administrative Agent, use, consume, sell, lease and exchange its Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Administrative Agent.

     8. Performance of Obligations; Advances by Administrative Agent. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate for Alternate Base Rate Loans set forth in Section 2.11 of the Credit Agreement. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement, the other Credit Documents or any Hedging Agreement. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     9.   Events of Default.

     The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an "Event of Default").

     10.  Remedies.

          (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Administrative Agent and the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Credit Documents, in any Hedging Agreement or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others,
     (i) to the extent permitted by applicable law, enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) subject to Section 10(c) with respect to leased properties, dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by applicable law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Administrative Agent's compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Administrative Agent and the Secured Parties with respect to the Secured Obligations, the Obligors shall pay the Administrative Agent and each of the Secured Parties all reasonable documented costs and expenses incurred by the Administrative Agent or any such Secured Party, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Secured Parties or the Obligors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 9.2 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent and the Secured Parties shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent and the Secured Parties may further postpone such sale by announcement made at such time and place.

          (b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, the Administrative Agent shall have the right, subject to applicable law, to enforce any Obligor's rights against any account debtors and obligors on such Obligor's Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions of this Section shall be solely for the Administrative Agent's own convenience in administering the provisions of this Security Agreement and that such Obligor shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein. To the extent required by the Administrative Agent, each Obligor agrees to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Administrative Agent to exercise its rights and remedies (or be able to exercise its rights and remedies at some future date) with respect to any Accounts of such Obligor where the account debtor is a Governmental Authority. The Administrative Agent and the Secured Parties shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Administrative Agent and the Secured Parties from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Administrative Agent or the Secured Parties (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

          (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Obligors shall provide the Administrative Agent with access to the Collateral, without cost or charge to the Administrative Agent, and the reasonable use of the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise (except to the extent such activities are specifically restricted by the terms of any lease; provided, if the foregoing activities are specifically restricted by the terms of any lease, the Obligors shall promptly take all reasonable steps to move the Collateral at such lease location to a new location satisfactory to the Administrative Agent). In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Administrative Agent exercises its right to take possession of the Collateral, each Obligor shall also at its expense perform any and all other steps reasonably requested by the Administrative Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Administrative Agent, appointing overseers for the Collateral and maintaining inventory records.

          (d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Credit Document, any Hedging Agreement or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Secured Parties under this Security

     Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Secured Parties may have.

          (e) Retention of Collateral. IN addition to the rights and remedies hereunder, upon the occurrence and continuance of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 (or similar provision) of the UCC (or any successor sections of the UCC) or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

          (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate for Alternate Base Rate Loans set forth in Section 2.11 of the Credit Agreement, together with the reasonable costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

          (g) Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's and the Secured Parties' rights or the Secured Obligations under this Security Agreement, under any other of the Credit Documents or under any Hedging Agreement (to the extent the obligations of such Obligor thereunder constitute Secured Obligations).

     11.  Rights of the Administrative Agent.

          (a) Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

               (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine with respect to the Collateral;

               (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

               (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate with respect to the Collateral;

               (iv) to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

               (v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

               (vi) to adjust and settle claims under any insurance policy relating to the Collateral;

               (vii) to execute and deliver all assignments, conveyances, statements, financing statements, continuation statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and Liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;

               (viii) to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;

               (ix) to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral; and

               (x) to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Administrative Agent to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Account of an Obligor where the account debtor is a Governmental Authority.

     This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations remain outstanding (other than contingent indemnity or reimbursement obligations) or any Credit Document or Hedging Agreement is in effect, and until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

          (b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.

          (c) The Administrative Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 9 hereof, the Administrative Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

     12. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 2.13(b) of the Credit Agreement, and each Obligor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent's sole discretion (but subject in all events to Section 2.13(b) of the Credit Agreement), notwithstanding any entry to the contrary upon any of its books and records.

     13. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Administrative Agent employs counsel to prepare or consider amendments, waivers or consents with respect to this Security Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Security Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Security Agreement or with respect to the Collateral, then the Obligors agree to promptly pay upon demand any and all such reasonable documented costs and expenses of the Administrative Agent, all of which costs and expenses shall constitute Secured Obligations hereunder.

     14.  Continuing Agreement.

          (a) Upon this Security Agreement becoming effective in accordance with the terms hereof and of the other Credit Documents, the Existing Security Agreements shall be deemed amended and restated by this Security Agreement. This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remain outstanding (other than contingent indemnity or reimbursement obligations) or any Credit Document or Hedging Agreement is in effect, and until all of the Commitments shall have been terminated. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Administrative Agent and the Secured Parties shall, upon the request and at the expense of the Obligors, forthwith release all of their Liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

          (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the

     Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

     15. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Credit Agreement.

     16. Successors in Interest; Release. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder without the prior written consent of each Secured Party or the Required Secured Parties, as required by the Credit Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Administrative Agent and each Secured Party, each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such Secured Party or their respective officers, employees and agents.

     17. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 9.2 of the Credit Agreement.

     18. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

     19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.

     20. Governing Law; Submission to Jurisdiction and Service of Process; Waivers. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each of the Obligors agrees that Sections 5-1401 and 5-1402 of the General Obligations law of the State of New York shall apply to this Security Agreement. Each Obligor agrees not to assert any claim against the Administrative Agent, any Secured Party (including the Issuing Secured

Party), any of their Affiliates, or any of their respective directors, officers, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Credit Document. The terms of Sections 9.14 and 9.17 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

     21. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     22. Entirety. This Security Agreement, the other Credit Documents and the Hedging Agreements represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents, the Hedging Agreements or the transactions contemplated herein and therein.

     23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement, the other Credit Documents and the Hedging Agreements, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

     24. Obligations of Obligors.

          (a) Each of the Guarantors is entering into this Security Agreement in consideration of the financial accommodation to be provided by the Secured Parties under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the joint and several undertakings of each of the Guarantors under the Guaranty provided pursuant to Article X of the Credit Agreement, and each Guarantor is granting the security interests in the Collateral of such Guarantor pursuant to this Security Agreement in support of its obligations under the Guaranty.

          (b) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of an Obligor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

                  [remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:                                THE PANTRY, INC.,
                                         a Delaware corporation


                                         By:    /s/ Daniel J. Kelly
                                                --------------------------------
                                         Name:  Daniel J. Kelly
                                         Title: Chief Financial Officer,
                                                Vice-President Finance and
                                                Secretary


                                         R & H MAXXON, INC.,
                                         a South Carolina corporation


                                         By:    /s/ Daniel J. Kelly
                                                --------------------------------
                                         Name:  Daniel J. Kelly
                                         Title: Executive Vice-President
                                                and Assistant Secretary


                                         KANGAROO, INC.,
                                         a Georgia corporation


                                         By:    /s/ Daniel J. Kelly
                                                --------------------------------
                                         Name:  Daniel J. Kelly
                                         Title: Executive Vice-President and
                                                Assistant Secretary

     Accepted and agreed to as of the date first above written.

                                         WACHOVIA BANK, NATIONAL ASSOCIATION
                                         as Administrative Agent


                                         By:    /s/ Douglas S. Boothe
                                                --------------------------------
                                         Name:  Douglas S. Boothe
                                         Title: Director

                                  SCHEDULE 2(a)

                             COMMERCIAL TORT CLAIMS

                                  SCHEDULE 4(a)

                             NAME CHANGES/CHANGES IN
                         CORPORATE STRUCTURE/TRADENAMES

                                SCHEDULE 5(f)(i)

                                    NOTICE OF
                           GRANT OF SECURITY INTEREST
                                  IN COPYRIGHTS

United States Copyright Office

Gentlemen:

     Please be advised that pursuant to the Amended and Restated Security Agreement dated as of April 14, 2003 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Obligors thereto (each an "Obligor" and collectively, the "Obligors") and Wachovia Bank, National Association, as Administrative Agent (the "Administrative Agent") for the lenders referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing Lien upon, the copyrights and copyright applications shown below to the Administrative Agent for the ratable benefit of the Secured Parties:

                                   COPYRIGHTS

                                 Description of
Copyright No.                       Copyright                 Date of Copyright
-------------                    --------------               -----------------

                             COPYRIGHT APPLICATIONS

                             Description of Copyright         Date of Copyright
Copyright Application No.          Applied For                   Application
-------------------------    ------------------------         -----------------

     The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                         Very truly yours,

                                         ---------------------------------------
                                         [Obligor]


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

Acknowledged and Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                SCHEDULE 5(f)(ii)

                                    NOTICE OF
                           GRANT OF SECURITY INTEREST
                                   IN PATENTS

United States Patent and Trademark Office

Gentlemen:

     Please be advised that pursuant to the Amended and Restated Security Agreement dated as of April 14, 2003 (the "Security Agreement") by and among the Obligors thereto (each an "Obligor" and collectively, the "Obligors") and Wachovia Bank, National Association, as Administrative Agent (the
"Administrative Agent") for the lenders referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing Lien upon, the patents and patent applications shown below to the Administrative Agent for the ratable benefit of the Secured Parties:

                                     PATENTS

                                  Description of
Patent No.                            Patent                     Date of Patent
---------                         --------------                 --------------

                               PATENT APPLICATIONS

                               Description of Patent             Date of Patent
Patent Application No.              Applied For                    Application
---------------------          ---------------------             -------------

     The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                              Very truly yours,


                                              ----------------------------------
                                              [Obligor]


                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

Acknowledged and Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                               SCHEDULE 5(f)(iii)

                                    NOTICE OF
                           GRANT OF SECURITY INTEREST
                                  IN TRADEMARKS

United States Patent and Trademark Office

Gentlemen:

     Please be advised that pursuant to the Amended and Restated Security Agreement dated as of April 14, 2003 (the "Security Agreement") by and among the Obligors thereto (each an "Obligor" and collectively, the "Obligors") and Wachovia Bank, National Association, as Administrative Agent (the "Administrative Agent") for the lenders referenced therein (the "Secured Parties"), the undersigned Obligor has granted a continuing security interest in and continuing Lien upon, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Secured Parties:

                                   TRADEMARKS

                                 Description of
Trademark No.                      Trademark                   Date of Trademark
------------                     --------------                -----------------

                             TRADEMARK APPLICATIONS

                            Description of Trademark           Date of Trademark
Trademark Application No.         Applied For                     Application
------------------------    ------------------------           -----------------

     The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                         Very truly yours,


                                         ---------------------------------------
                                         [Obligor]


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

Acknowledged and Accepted:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

                                      -1-